UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [✓]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[✓] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Sect. 240.14a-12

BEESTON ENTERPRISES LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

  Title of each class of securities to which transaction applies: Common

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

  Proposed Maximum Aggregate Value of Transaction: N/A

  Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.

  Filing Party:

  Date Filed

BEESTON ENTERPRISES LTD.

#200 - 1687 West Broadway

Vancouver, B.C. Canada V6J 1X2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2005

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Beeston Enterprises Ltd. (the "Company") for use at the Company's Annual meeting of Shareholders, to be held at 9:30 a.m., August 15, 2005 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at #200 - 1687 West Broadway, Vancouver, B.C. Canada V6J 1X2, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about July 29, 2005.

An Annual meeting of shareholders of Beeston Enterprises Ltd., a Nevada corporation (the "Company"), will be held on August 15, 2005, at 9:30 a.m. local time, at the offices of the Company's counsel located at 2070 Skyline Tower, 10900 NE 4th St., Bellevue, WA 98004, for the following purposes:

1. To consider and vote upon a proposal to allow the Board of Directors the authority to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

2. To consider and vote upon a proposal to allow the Board of Directors to change the name of the Corporation by filing an Amendment to its Articles of Incorporation, at such time and to such name as the Board deems advisable.

3. To elect all members of the Board of Directors.

4. To approve Bagell, Josephs & Company, L.L.C. as the Company's independent auditors for the coming year;

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 18, 2005 will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Brian Smith

Brian Smith, President

Signed at: Vancouver, B.C.,. Canada

Date: July 14, 2005

BEESTON ENTERPRISES LTD.

#200 - 1687 WEST BROADWAY

VANCOUVER, B.C., CANADA V6J 1X2

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 15, 2005

INTRODUCTION

This Information Statement is being furnished to the shareholders of Beeston Enterprises Ltd., a Nevada corporation (the "Company"), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the "Annual Meeting") will be held on August 15, 2005 at the offices of the Company's counsel located at 2070 Skyline Tower, 10900 NE 4th St., Bellevue, WA 98004, at 9:30 a.m. local time. Only shareholders of record at the close of business on July 18, 2005 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Annual Meeting. This Information Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about July 29, 2005.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to allow the Board of Directors to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

2. To consider and vote upon a proposal to allow the Company's Board of Directors to change the name of the Company by filing an Amendment to its Articles of Incorporation, at such time and to such name as the Board deems advisable.

3. To elect all members of the Board of Directors.

4. To approve Bagell, Josephs & Company, L.L.C. as the Company's independent auditors for the coming year;

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at #200 - 1687 West Broadway, Vancouver, B.C., Canada V6J 1X2.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

ALLOW BOARD OF DIRECTORS TO AUTHORIZE SPLITS OF THE COMPANY'S COMMON STOCK

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to allow the Board of Directors the authority to authorize splits of the Company's Common Stock at such future dates at it deems necessary. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion.

Effect: The Board of Directors will have authority to authorize splits of the Company's Common Stock without shareholder approval.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of granting the Board of Directors the authority to make changes to the Company's Common Stock, as it deems necessary.

ALLOW BOARD OF DIRECTORS AUTHORITY TO AMEND ITS ARTICLES OF INCORPORATION FOR THE PURPOSE OF CHANGING THE COMPANY'S NAME

Purpose: The Company's Board of Directors is seeking authority to change the Company's name at a future date without shareholder approval. The Board is seeking authority to amend its Articles of Incorporation at a future date, and to such name as they deem advisable. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company the ability to change its name to best fit its developing business plan and objectives.

Effect: The Board of Directors will have the authority to authorize an amendment to the Articles of Incorporation for the sole purpose of changing the Company's name.

A vote FOR is a vote in favor of granting the Board of Directors the authority to make changes to the Company's name, as it deems necessary.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of two individuals: Brian Smith and Cindy Watt. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Brian Smith	President, CEO, Director	July, 1999
Cindy Watt	Secretary, CFO, Director	July, 1999

Background Information:

Brian Smith

Mr. Smith graduated from the University of Saskatchewan, located in Saskatoon, Saskatchewan, with a Bachelor of Administration Degree (B. Admin) in 1971 and a Bachelor of Laws Degree (LL.B) in 1974. Mr. Smith was called to the Bar of British Columbia in 1975. Mr. Smith has been a director of Beeston since July 12, 1999, and the President of Beeston since July 13, 1999. Mr. Smith was also the Secretary of Beeston from July 13, 1999 to September 11, 1999.

Mr. Smith has over 25 years experience in financial consulting and income tax planning. From 1976 to 1978, he was employed by Arthur Andersen, Chartered Accountants, before leaving to work in the corporate audit division of Revenue Canada, Taxation. In 1979, Mr. Smith again entered the private practice of law where he specialized in corporate and income tax matters. In 1984, he left the practice of law to pursue a career in financial consulting and tax planning, which, as a self-employed businessperson, he continues to this date. Mr. Smith has been allocating approximately 10 hours per week of his time to the initial development of Beeston and will be committing at least that amount of time, on a priority basis, to the further development and financing of Beeston's intended operations.

Cindy Watt

Ms. Watt graduated from the Northern Alberta Institute of Technology, located in Edmonton, Alberta, with a Diploma in Medical Dicto-Typing (with distinction) in 1979 and from the University of Alberta in Edmonton, Alberta, with a Bachelor of Education (B. Ed) in 1989. Ms. Watt has been a director of Beeston since September 10, 1999, and the Secretary of Beeston since September 11, 1999.

Ms. Watt was employed by the Medical Records Department, University of Alberta Hospital as a Medical Transcriptionist from 1978 to 1979. From 1979 to 1980 she was a Medical Secretary in the Division of Infectious Diseases, University of Alberta Hospital. From 1981 to 1983 she was Medical Secretary to Drs. W. D. Forbes and B. M. Allan, Neurology and General Surgery, in Vancouver, British Columbia. From 1984 to 1989 Ms. Watt attended the University of Alberta where she completed her B. Ed. and two years of post-graduate work. From 1900 to 1992 she worked as an instructor in Medical Terminology/English Grammar at The Career College located in Edmonton, Alberta. In 1992 she returned to University of Alberta Hospital as a Medical Secretary in the Division of Cardiology until 1993 and then in the Division of Infectious Diseases until 1996. In 1997 she became Administrative Assistant to Dr. S. F. Paul Man, Director, Division of Pulmonary Medicine, University of Alberta where she worked until 1998 when she became Executive Assistant to Dr. Stephen L. Archer, Director, Division of Cardiology, University of Alberta. During the period 1998 to 2000, Ms. Watt also instructed, part-time, in the Business Program at Grant MacEwan Community College, located in Edmonton, Alberta. In 2001 she became an Executive Assistant in the Division of Infectious Diseases, University of Alberta, which position she holds to date.

Ms. Watt's knowledge and experience in the administrative and practical application of medical services and health care is extensive. She is initially prepared to provide a minimum of 8 hours per week of her time to the business objectives of Beeston and to increase this time as the need arises.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Nevada statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF BAGELL, JOSEPHS & COMPANY, L.L.C AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's Board of Directors has selected Bagell, Josephs & Company, L.L.C to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending December 31, 2005. The Board of Directors has determined that the Company's auditors for the year ending December 31, 2005, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Bagell, Josephs & Company, L.L.C. to attend the Shareholder Meeting.

Audit Fees: The Company was billed $8,750 for the audit of its annual financial statements for the year ended December 31, 2004.

Financial Information Systems Design and Implementation Fees: The Company has paid $0.00 for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $1800.00.

No Dissenters' Rights: Pursuant to the Nevada Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing Bagell, Josephs & Company, L.L.C. as the Company's auditors until the next Annual Meeting.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

Beeston's authorized capital consists of 100,000,000 shares of common stock, $0.001 par value. As of March 31, 2005 there were 5,825,000 shares of common stock issued and outstanding that were held by approximately forty (40) shareholders of record.

Holders of common stock are entitled to one vote for each share on all matters submitted to a shareholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of common stock representing a majority of the voting power of Beeston's capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of company shareholders. A vote by the holders of a majority of the outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

SHAREHOLDERS

Each shareholder has sole investment power and sole voting power over the shares owned by such shareholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2005, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is #200 - 1687 West Broadway, Vancouver, B.C., Canada, V6J 1X2.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Cindy Watt, Director, Secretary, CFO	425,000	7.3
Common	Brian Smith, Director, President, CEO	425,000	7.3
Common	Michael Upham	500,000	8.6
Common	Nicole Price	425,000	7.3
Common	Officers and Directors as a Class (2 members)	850,000	14.6

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a) No officer or director of Beeston is receiving any remuneration in the form of salaries and/or allowances at this time.

(b) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

(c) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan that presently exists.

BOARD OF DIRECTORS - COMMITTEES

2004 Committee Meetings

During the fiscal year ended December 31, 2004, the Board of Directors met approximately 12 times. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

The Company's Board of Directors has not appointed an Audit Committee.

The Company's common stock trades on the OTC Bulletin Board under the symbol BESN. Thus, Beeston Enterprises is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at #200 - 1687 West Broadway, Vancouver, B.C., Canada, V6J 1X2. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via regular mail or facsimile to the Company at the Company's address #200 - 1687 West Broadway, Vancouver, B.C., Canada V6J 1X2. The facsimile number is (604) 738-8116.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: July 14, 2005

By the Order of the Board of Directors

/s/ Brian Smith

Chairman of the Board

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

BEESTON ENTERPRISES LTD.

TO BE HELD AUGUST 15, 2005

By completing and returning this proxy to Beeston Enterprises Ltd. (the "Company"), you will be designating Brian Smith, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via regular mail or facsimile to the Company at the Company's offices at #200 - 1687 West Broadway, Vancouver, B.C., Canada, V6J 1X2. The facsimile number is (604) 738-8116

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of July 18, 2005, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the each proposal. Unless indicated below, by completing and signing this proxy, the stockholder grants to Brian Smith the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - AUTHORIZATION TO ALLOW THE BOARD OF DIRECTORS THE AUTHORITY TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK. Shall the Board of Directors be authorized to approve splits of the Company's common stock without shareholder approval:

YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 2 - AUTHORIZATION TO ALLOW BOARD OF DIRECTORS TO CHANGE THE NAME OF THE CORPORATION.  Shall the Board of Directors be authorized to change the Company's name without shareholder approval:

YES	NO	ABSTAIN
_____	_____	_____

PROPOSAL 3 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:

	YES	NO	ABSTAIN
Brian Smith	_____	_____	_____
Cindy Watt	_____	_____	_____

PROPOSAL 4 - APPOINTMENT OF BAGELL JOSEPHS & COMPANY, L.L.C AS AUDITORS. Shall Bagell, Josephs & Company, L.L.C. be appointed as independent auditors for the Company:

YES	NO	ABSTAIN
_____	_____	_____

___________________________________                                 ____________________________________

Shareholder Signature                                                                     Shareholder Signature

Printed Name:______________________                                     Printed Name:________________________

Number of Shares: _________________